109178103                                                    Page 14 of 16 Pages

                                                                       EXHIBIT 1
                                                                 to SCHEDULE 13D


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(f)(1)


             The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as March 3, 2000

                                   GENERAL ATLANTIC PARTNERS III, L.P.

                                   By: GAP III INVESTORS, INC.,
                                       Its general partner

                                       By: /s/ Thomas J. Murphy
                                           --------------------
                                           Name:  Thomas J. Murphy
                                           Title: Secretary


                                   GAP III INVESTORS INC.

                                   By: /s/ Thomas J. Murphy
                                       --------------------
                                       Name:  Thomas J. Murphy
                                       Title: Secretary


                                   GAP-BRIGHAM PARTNERS, L.P.

                                   By: /s/ Stephen P. Reynolds
                                       -----------------------
                                       Name:  Stephen P. Reynolds
                                       Title: General Partner

109178103                                                    Page 15 of 16 Pages


                                   GAP COINVESTMENT PARTNERS II, L.P.

                                   By: /s/ Thomas J. Murphy
                                       --------------------
                                       Name:  Thomas J. Murphy
                                       Title: Attorney-In-Fact